Accounts Receivable, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Accounts Receivable, Net
5. Accounts Receivable, Net
It is a condition of time charter parties that payments of hire are received monthly in advance. Voyage charter contracts require payment upon completion of each discharge, with subsequent demurrage claims payable on submission of invoices. As of December 31, 2019, management has provided for doubtful accounts of $0.7 million (2018: $0.3 million).